UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2019

C-Bond Systems, Inc.

(Exact name of registrant as specified in its charter)

Colorado	0-53029	26-1315585
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

6035 South Loop East, Houston, TX 77033

(Address of principal executive offices) (zip code)

(832) 649-5658

(Registrant’s telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.01 Entry into a Material Definitive Agreement.

On July 11, 2019, C-Bond Systems, Inc. (the “Company” or “C-Bond”) entered into a Subscription Agreement with an accredited investor (the “Investor”) whereby the investor agreed to purchase 2,000,000 unregistered shares (the “Investor Shares”) of the Company’s common stock, par value $0.001 (the “Common Stock”) for $80,000, or $0.04 per share (the “Subscription Amount”). On July 15, 2019, the Company received the Subscription Amount. The Investor Shares were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration under the Securities Act provided by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act. The Investor represented that it was an accredited investor (as defined by Rule 501 under the Securities Act) at the time of the Subscription Agreement.

The information provided under Item 5.02 herein is incorporated into this Item 1.01 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information provided under Item 1.01 and Item 5.02 herein is incorporated into this Item 3.02 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 12, 2019, Scott R. Silverman, the Company’s Chief Executive Officer, elected to convert $80,000 of deferred compensation owed to him into 2,000,000 shares of the Company’s Common Stock issued under the Company’s 2018 Long-Term Incentive Plan (the “Executive Shares”), which shares will vest on May 1, 2020. The Board of Directors of the Company also approved the issuance of the Executive Shares.

The Executive Shares were valued at $0.04, which is the same per share price as the Subscription Amount described in Item 1.01.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
10.1	Form of Subscription Agreement, dated July 11, 2019, between C-Bond Systems, Inc., and an Accredited Investor

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C-Bond Systems, Inc.

Date: July 16, 2019	By:	/s/ Scott R. Silverman
	Name:	Scott R. Silverman
	Title:	Chief Executive Officer

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